UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2024
_______________________________
NS Wind Down Co., Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1209 Orange Street
Wilmington, County of New Castle, Delaware 19801
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)
NanoString Technologies, Inc.
617 Eastlake Avenue East, Seattle, Washington 98109
(Former name or former address, if changed since last report)
  ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered (1)
Common Stock, $0.0001 par value per share	NSTGQ	N/A
(1)  On February 14, 2024, our common stock was suspended from trading on the NASDAQ Global Market (“NASDAQ”). On February 14, 2024, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NSTGQ.” On April 9, 2024, Nasdaq Stock Market LLC filed a Form 25 delisting our common stock from trading on NASDAQ. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 1.03 Bankruptcy or Receivership.
As previously disclosed, on February 4, 2024, NS Wind Down Co., Inc. (formerly NanoString Technologies, Inc.) (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532, in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
On June 18, 2024, the Court entered an order (the “Confirmation Order”) confirming the Chapter 11 Plan of NanoString Technologies, Inc. and Its Affiliated Debtors, dated June 14, 2024 (as amended, modified, or supplemented from time to time, the “Plan”).
On June 26, 2024 (the “Effective Date”), the Debtors filed a Notice of Effective Date with the Court and the Plan became effective in accordance with its terms. As of the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) and warrants exercisable for shares of common stock have been canceled and discharged upon the Effective Date and holders of such equity interests will not receive or retain any property on account thereof at this time. In the event that there is value remaining in the Debtors’ estates following payment in full of all creditors and claim holders of the Debtors (including all secured and unsecured creditors), which will not be known for many months following the Effective Date, the Plan Administrator, the person to be designated by the Plan to oversee the wind-down and liquidation of the Debtors and their remaining estates, will distribute any such excess, on a pro rata fully-diluted basis, to holders of common stock (and holders of vested and in-the-money equity awards).
The foregoing description of the Plan and Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Conformation Order. A copy of the Confirmation Order (to which the Plan is attached as Exhibit A) was filed on June 20, 2024 as Exhibit 99.1 to the Company’s Current Report on Form 8-K.
Item 3.03 Material Modifications to the Rights of Security Holders.
The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.
Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the effectiveness of the Plan, the directors and officers of the Company have been discharged from their duties and terminated.
Item 8.01 Other Events.
Deregistration of Securities
In conjunction with the effectiveness of the Plan and the cancellation of all of its outstanding shares of common stock, the Company intends to file post-effective amendments to each of its Registration Statements on Form S-3 and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and suspend its reporting obligations under the Exchange Act.
Cautionary Note Regarding Forward-Looking Statements.
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual financial condition and liquidity may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the timing and risks and uncertainties related to distributions to equity securityholders in the Cases. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, possible proceedings that may be brought by third parties in connection with the chapter 11 process; and the timing or amount of distributions, if any, to the Company’s stakeholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS WIND DOWN CO., INC.

Date:	June 26, 2024	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Treasurer